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                                                                      EXHIBIT 32

      CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of LMI Aerospace, Inc., a Missouri corporation (the "Company"), does hereby certify that, to the best of our knowledge:

The Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2005 (the "Form 10-Q") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 12, 2005                      /s/ Ronald S. Saks
                                           -------------------------------------
                                           Ronald S. Saks
                                           President and Chief Executive Officer

Date: August 12, 2005                      /s/ Lawrence E. Dickinson
                                           -------------------------------------
                                           Lawrence E. Dickinson
                                           Secretary and Chief Financial Officer

This certification is being furnished to the Securities and Exchange Commission with this Quarterly Report on Form 10-Q pursuant to and solely for purposes of 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be, except as to the extent required by such Act, deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to LMI Aerospace, Inc. and will be retained by LMI Aerospace, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.